UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       |_|
Pre-Effective Amendment No.                                   |_|
Post-Effective Amendment No.   7                              |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                           |X|


                                  SPARROW FUNDS
               (Exact Name of Registrant as Specified In Charter)

                         225 S. Meramec Ave., Suite 732
                               St. Louis, MO 63105

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (314) 725-6161

                                Gerald R. Sparrow
                             President and Treasurer
                      225 S. Meramec Ave., Suite 732 Tower
                               St. Louis, MO 63105

                     (Name and Address of Agent for Service)

                                   Copies to:

                             Dee Anne Sjogren, Esq.
                               Thompson Coburn LLP
                                One US Bank Plaza
                            St. Louis, MO 63101 (314)
                                    552-6295

                  Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:
 |X| immediately upon filing pursuant to paragraph (b)
 |_| on (date) pursuant to paragraph (b)
 |_| 60 days after filing pursuant to paragraph (a)(1)
 |_| on (date) pursuant to   paragraph (a)(1)
 |_| 75 days after filing pursuant to paragraph (a)(2)
 |_| on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate check this box:
 |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                               SPARROW GROWTH FUND
                                     CLASS A
                                     CLASS C

                                   PROSPECTUS

                                DECEMBER 29, 2004



INVESTMENT OBJECTIVE:
Long term capital appreciation.






225 South Meramec Avenue
Suite 732 Tower
St. Louis, Missouri  63105
(888) 727-3301

















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


ABOUT THE FUND...............................................................1

   INVESTMENT OBJECTIVE......................................................1
   PRINCIPAL STRATEGIES......................................................1
   PRINCIPAL RISKS OF INVESTING IN THE FUND..................................1
   IS THE FUND RIGHT FOR YOU?................................................2
   GENERAL...................................................................2
   HOW THE FUND HAS PERFORMED................................................2

FEES AND EXPENSES OF INVESTING IN THE FUND...................................4


HOW TO BUY SHARES............................................................5


   INITIAL PURCHASE..........................................................5
   AUTOMATIC INVESTMENT PLAN.................................................6
   SALES CHARGE..............................................................6
   DISTRIBUTION PLANS........................................................8
   ADDITIONAL INVESTMENTS....................................................9
   PURCHASES WITHOUT A SALES CHARGE (CLASS A SHARES ONLY)....................9
   RIGHT OF ACCUMULATION (CLASS A SHARES ONLY)..............................10
   LETTER OF INTENT (CLASS A SHARES ONLY)...................................10
   TAX SHELTERED RETIREMENT PLANS...........................................10
   OTHER PURCHASE INFORMATION...............................................11


EXCHANGE PRIVILEGE..........................................................11

HOW TO REDEEM SHARES........................................................12


   BY MAIL..................................................................12
   BY TELEPHONE.............................................................12
   ADDITIONAL INFORMATION...................................................13

DETERMINATION OF NET ASSET VALUE............................................14


DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................14



MANAGEMENT OF THE FUND......................................................15



FINANCIAL HIGHLIGHTS........................................................17



PRIVACY POLICY..............................................................18


FOR MORE INFORMATION........................................................19

ABOUT THE FUND

INVESTMENT OBJECTIVE

     The investment objective of the Sparrow Growth Fund (the "Fund") is long-term capital appreciation.

PRINCIPAL STRATEGIES

     The Fund invests primarily in a broad range of common stocks which Sparrow Capital Management Incorporated, the Fund's adviser, believes have above-average prospects for appreciation, based on a proprietary investment model developed by the adviser. The model looks at a variety of factors to select stocks that the adviser believes demonstrate strong earnings momentum ("core momentum growth stocks"). These momentum factors include expanding profit margins, accelerating earnings, positive earnings surprises, positive earnings estimate revisions, and positive relative price strength. The Fund normally invests at least of 80% of its total assets in growth stocks.

     Although the Fund may invest in stocks of all market capitalization ranges, the majority of the Fund's investments are in common stocks of large capitalization companies (over $10 billion). The adviser seeks to limit investment risk by diversifying the Fund's investments across a broad range of economic sectors.

     The Fund generally diversifies its investments across a wide range of industry sectors, based on the weighting of industries included in the Standard & Poor's 500(R) Stock Price Index ("S&P 500"). The Fund's investment in companies engaged in the same industry will not exceed more than 150% of that industry's weighting in the S&P 500 at the time of the investment. For example, if technology companies make up 20% of the S&P 500, the Fund will not invest more than 30% of its total assets in technology stocks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets and could cause the Fund's share price to fall.
o SECTOR RISK. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, the Fund may have a slightly greater concentration in technology companies than the S&P 500 and weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.
o MANAGEMENT RISK. The adviser's investment strategy generally results in a high portfolio turnover rate. A higher portfolio turnover results in correspondingly greater brokerage commission expenses (which would lower the Fund's total return) and could result in additional distributions to shareholders which may be treated as ordinary income for tax purposes.
o NOT INSURED. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o PERFORMANCE RISK. The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

The Fund may be suitable for:
o    Long-term investors seeking a mutual fund with a growth investment strategy
o    Investors willing to accept price fluctuations in their investment
o    Investors who can tolerate the risks associated with common stocks

GENERAL

     The fundamental investment objective of the Fund may not be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW THE FUND HAS PERFORMED

     The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception as represented by the performance of Class A shares. Sales loads are not reflected in the bar chart, and if these amounts were reflected, returns would be less than those shown. The table shows how the Fund's Class A average annual total returns over time compared to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of future performance.

                Class A Annual Total Returns as of December 31st

                                [CHART OMITTED]

     1999, 24.15%, 2000, -5.91%, 2001, -21.18%, 2002, -25.57%, 2003, 30.98%


     For the most recent nine months ended September 30, 2004, the Class A total return was -2.82%.


     During the period shown in the chart for Class A, the highest return for a quarter was 18.27% (4th quarter, 1999); and the lowest return was -19.62% (1st quarter, 2001).


       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003:


The returns in the following table include the effect of Class A and Class C's maximum applicable sales charge (load) imposed on purchases and Class C's maximum applicable contingent deferred sales charge ("CDSC").


                                                            One Year         Five Years       Since Inception1
                                                            --------         ----------       ----------------
      Class A
         Return Before Taxes                                 23.46%            -2.13%               2.48%
         Return After Taxes on Distributions2                23.46%            -2.14%               2.48%
         Return After Taxes on Distributions and
         Sale of Fund Shares2                                14.29%            -1.69%               2.01%
      S&P 500 Index (reflects no deduction for fees,
      expenses or taxes)                                     28.66%            -0.57%               3.47%
      Class C
         Return Before Taxes                                 30.24%              N/A                -8.12%
         Return After Taxes on Distributions                 30.24%              N/A                -8.12%
         Return After Taxes on Distributions and
         Sale of Fund Shares                                 18.42%              N/A                -6.38%
      S&P 500 Index (reflects no deduction for fees,
      expenses or taxes)                                     28.66%              N/A                -5.58%


--------

1 Class A Shares were first offered on October 4, 1998; Class C Shares were first offered on November 9, 2000.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment)1                                   Class A    Class C
                                                                                              -------    -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ..........5.75%      NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ...................................NONE       NONE
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of original purchase or redemption proceeds).....................NONE2      2.50%3
Redemption Fee4  ..............................................................................NONE       NONE


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees................................................................................1.75%      1.75%
Distribution (12b-1) Fees (including 0.25% shareholder services fee only for Class C)..........0.50%      1.00%
Other Expenses.................................................................................0.00%      0.00%
Total Annual Fund Operating Expenses...........................................................2.25%      2.75%



1Processing organizations (as defined in "Purchases Without a Sales Charge") may impose transactional fees on shareholders.

2 A deferred sales charge of 1.00% is assessed on redemptions of Class A shares that were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees if the redemption occurs within 18 months of purchase.

3 Imposed on Class C shares redeemed within two years of purchase.

4 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.


Example:
-------

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:


                                            1 year            3 years           5 years          10 years
                                            ------            --------          -------          --------
         Class A
           If you sold your shares
             at the end of the period       $790              $1,238            $1,711           $3,011


           If you remain in the Fund        $790              $1,238            $1,711           $3,011

         Class C
            If you sold your shares
               at the end of the period     $528              $853              $1,454           $3,080

            If you remain in the Fund       $278              $853              $1,454           $3,080



     The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

HOW TO BUY SHARES

You may invest any amount you choose, subject to the following schedule:

-------------------------------------------- ----------------------------------------- ------------------------------------------
            TYPE OF INVESTMENT                      MINIMUM INITIAL INVESTMENT               MINIMUM SUBSEQUENT INVESTMENT
-------------------------------------------- ----------------------------------------- ------------------------------------------
Taxable Accounts                                             $10,000                                     $500
-------------------------------------------- ----------------------------------------- ------------------------------------------
Qualified Retirement Accounts                                 $2,000                                     $100
-------------------------------------------- ----------------------------------------- ------------------------------------------
Qualified    Retirement    Accounts    with                 No minimum                 Required  $100/month  for  minimum  of 12
Automatic Investment Plan                                                              consecutive months
-------------------------------------------- ----------------------------------------- ------------------------------------------
Educational IRAs                                               $500                                       -0-
-------------------------------------------- ----------------------------------------- ------------------------------------------
Educational IRAs with Automatic  Investment                 No minimum                 Required  $100/month  for  minimum  of  5
Plans                                                                                  consecutive months
-------------------------------------------- ----------------------------------------- ------------------------------------------

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     INITIAL PURCHASE - You may open an account and make an initial investment through securities dealers having a sales agreement with the Fund's distributor. You may also invest directly by mail or by wire:

     BY MAIL- To be in proper form, your initial purchase request must include:


     o a completed and signed investment application form which accompanies this Prospectus; and
     o    a check (subject to the minimum amounts) made payable to the Fund.

     Mail the completed application and check to:


            U.S. MAIL:                           OVERNIGHT:
            Sparrow Growth Fund                  Sparrow Growth Fund
            c/o Unified Fund Services, Inc.      c/o Unified Fund Services, Inc.
            P.O. Box 6110                        431 North Pennsylvania Street
            Indianapolis, Indiana  46206-6110    Indianapolis, Indiana  46204



     BY WIRE- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Fund's transfer agent at (888) 727-3301 to obtain instructions on how to set up your account and to obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

     U.S. Bank,  N.A. ABA  #0420-0001-3  Attn:  Sparrow Growth Fund Account Name
_________________(write    in    shareholder    name)   For   the    Account   #
______________(write in account number) D.D.A.# 488921529


     You must mail a signed application to Unified Fund Services, Inc. (the Fund's transfer agent), at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.


AUTOMATIC INVESTMENT PLAN

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting a minimum of $500 per month (or $100 per month for a Qualified Retirement Plan, for a minimum 12 month period) from your bank checking account. Educational IRA contributions may be made monthly by automatically deducting a minimum of $100 per month for five consecutive months from your checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

SALES CHARGE

         O CLASS A SHARES

     Class A shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales charge as shown in the table below. Certain persons may be entitled to purchase shares of the Fund without paying a sales commission. See "Purchases Without a Sales Charge."

======================================= ================================================ ================================
                                                    Sales Charge as a % of:

                                          Public                                Net           Dealer Reallowance as % of
        Amount of Investment             Offering                              Amount            Public Offering Price
                                          Price                               Invested
======================================= ================================================ ================================
Less than $50,000                         5.75%                                  6.10%                 5.25%
$50,000 but less than $100,000            4.50%                                  4.71%                 4.00%
$100,000 but less than $250,000           3.50%                                  3.63%                 3.00%
$250,000 but less than $500,000           2.50%                                  2.56%                 2.15%
$500,000 but less than $1,000,000         2.00%                                  2.04%                 1.75%
$1,000,000 or more                        None                                   None                  None
======================================= ================================================ ================================

     There is no  initial  sales  charge  on  purchases  of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees, however, a contingent deferred sales charge ("CDSC") of 1% will be imposed if such Class A shares are redeemed within eighteen months of their purchase, based on the lower of the shares' cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

     In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund's distributor receives the entire amount of any CDSC you pay. See the SAI for additional information about the CDSC.

     Except as stated below, the dealer of record receives commissions on sales of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

     On sales to qualified retirement plans for which no sales charge was paid because the plan had at least 200 eligible employees, the dealer of record receives commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million, 0.50% of the next $16 million and 0.25% thereafter.

     Under certain circumstances, the Fund's distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Fund's distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

     For purposes of determining the applicable sales charge, a "purchaser" includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administrator, or a single dealer, or by other means which result in economy of sales effort or expense.

       O CLASS C SHARES

     Class C shares of the Fund are purchased at the net asset value without deducting a sales charge. The dealer of record receives a payment from the Fund's adviser of 1.50% of the amount you invest in Class C shares. You do not pay an initial sales charge on purchases of Class C shares and all of your purchase payment is immediately invested in the Fund. Class C shares are subject to a CDSC of 2.50% if you redeem the shares within two years of purchase, based on the lower of the shares' cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

     In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund's distributor receives the entire amount of any CDSC you pay. See the SAI for additional information about the CDSC.

ADDITIONAL INFORMATION (CLASS A AND CLASS C SHARES)

     Shares of the Fund are sold on a continuous basis at the public offering price (for Class A shares) or net asset value (for Class C shares) next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time on any business day and transmitted to the Fund's distributor by 5:00 p.m., Eastern time that day are confirmed at the public offering price (for Class A shares) or net asset value (for Class C shares) determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Fund's distributor by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by 4:00 p.m., Eastern time, are confirmed at that day's public offering price (for Class A shares) or net asset value (for Class C shares). Direct investments received after 4:00 p.m. and others received from dealers after 5:00 p.m. are confirmed at the public offering price next determined on the following business day.

DISTRIBUTION PLANS

     The Fund has adopted distribution plans for its Class A and Class C shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under these plans, the Fund pays an annual fee to the adviser of 0.50% of the average daily net assets of the Fund invested in Class A shares, and 1.00% invested in Class C shares (0.25% for shareholder servicing and 0.75% for distribution fees), to help defray the cost of distributing the Fund's shares and servicing its shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges. Depending on the amount of your investment and the length of time you hold your shares, your investment results will not equal the results of a different class of shares having a different sales charge and 12b-1 fee structure.


     The investment adviser may pay some or all of the fees above to certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) as compensation for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

         -your name                -the name of your account(s)
         -your account number(s)   -a check made payable to Sparrow Growth Fund

Checks should be sent to the Sparrow Growth Fund at the address listed under "Initial Purchase - By Mail." A bank wire should be sent as outlined under "Initial Purchase - By Wire."

PURCHASES WITHOUT A SALES CHARGE (CLASS A SHARES ONLY)

     The persons described below may purchase and redeem Class A shares of the Fund without paying a sales charge. In order to purchase Class A shares without paying a sales charge, you must notify the Fund's transfer agent as to which conditions apply.

          o Trustees, directors, officers and employees of the Fund or other Sparrow Funds, the adviser and service providers of the Fund, including members of the immediate family of such individuals and employee benefit plans of such entities;
          o Broker-dealers with selling agreements with the Fund's distributor or otherwise entitled to be compensated under the Fund's 12b-1 Distribution Plans (and employees, their immediate family members and employee benefit plans of such entities);
          o Registered representatives (and their immediate family members) of broker-dealers with selling agreements with the Fund's distributor;
          o Tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Fund;
          o Financial planners, registered investment advisers, bank trust departments and other financial intermediaries with service agreements with the Fund's distributor (and employees, their immediate family members and employee benefit plans of such entities);
          o Clients (who pay a fee to the relevant administrator or financial intermediary) of administrators of tax-qualified plans, financial planners, registered investment advisers, bank trust departments and other financial intermediaries, provided the administrator or financial intermediary has an agreement with the Fund's distributor or the Fund for this purpose;
          o Clients of the Fund's adviser who were not introduced to the adviser by a financial intermediary and, prior to the effective date of the Fund, executed investment management agreements with the adviser;
          o Separate accounts of insurance companies, provided the insurance company has an agreement with the Fund's distributor or the Fund for this purpose;
          o Participants in wrap account programs, provided the broker-dealer, registered investment adviser or bank offering the program has an agreement with the Fund's distributor or the Fund for this purpose.

     In addition, Class A shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Fund's distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to, or different from, those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

RIGHT OF ACCUMULATION (CLASS A SHARES ONLY)

     Any "purchaser" (as defined above) may buy Class A shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

LETTER OF INTENT (CLASS A SHARES ONLY)

     A Letter of Intent for amounts of $50,000 in Class A shares or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes all purchases of Class A shares of the Fund over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact the Fund's transfer agent to obtain a Letter of Intent application.

TAX SHELTERED RETIREMENT PLANS

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees at (888) 727-3301.


OTHER PURCHASE INFORMATION


     The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent reserve the right to refuse any third party checks, cashier checks, counter checks, travelers checks, money orders, or credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature stamp guarantee must utilize a New Technology Medallion stamp.


     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                               EXCHANGE PRIVILEGE

     By telephoning the Fund at (888) 727-3301 or writing the Fund at P.O. Box 6110, Indianapolis, Indiana 46206-6110, you may exchange, without charge, any or all of your shares in the Fund for the shares of the Sparrow Money Market Account in the LGA-Huntington MMKT Class A Fund, a separately managed money market fund. You may also exchange shares of the Sparrow Money Market Account for shares of the Fund. Exchanges may be made only if the money market fund is registered in your state of residence. The exchange privilege with the money market fund does not constitute an offering or recommendation of the money market fund.

     It is your responsibility to obtain and read a prospectus of the money market fund before you make an exchange with the money market fund. By giving exchange instructions for the money market fund, you will be deemed to have acknowledged receipt of the prospectus for the money market fund. Excessive exchanges can disrupt management of the Fund and increase the Fund's costs for all shareholders. As a result, the Fund limits exchanges to one "round trip" during any 12-month period. A round trip is a redemption out of the Fund followed by a purchase back into the Fund. Exchanges must be at least 30 days apart. The Fund reserves the right to reject any exchange request or otherwise modify or terminate the exchange privilege at any time upon at least 30 days' prior notice. In times of extreme economic or market conditions, exchanging Fund shares or the money market fund shares by telephone may be difficult.

     Redemptions of shares in connection with exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes. None of the Fund, the money market fund, or the transfer agent assumes responsibility for the authenticity of exchange instructions communicated by telephone or in writing which are believed to be genuine.


                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Any applicable CDSC will be subtracted from your redemption amount or your account, as you direct. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. The fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

     BY MAIL: You may redeem any part of your account in the Fund by mail. Your request should be addressed to:

     U.S. MAIL:                        OVERNIGHT:
     Sparrow Growth Fund               Sparrow Growth Fund
     c/o Unified Fund Services, Inc.   c/o Unified Fund Services, Inc.
     P.O. Box 6110                     431 North Pennsylvania Street
     Indianapolis, Indiana 46206-6110  Indianapolis, Indiana 46204


     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form, less any applicable CDSC. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (888) 727-3301 if you have questions. At the discretion of the Fund or the Fund's transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE: You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (888) 727-3301. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving, and in a timely fashion, responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

     PROHIBITION ON MARKET TIMING: The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees will not permit the Fund to enter into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

     While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders.
Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

     ADDITIONAL INFORMATION: If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (888) 727-3301. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund falls below $2,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult a tax adviser.

                        DETERMINATION OF NET ASSET VALUE


     The price you pay for your Class A or Class C shares of the Fund is based on the net asset value per share ("NAV"). The NAVof each class is calculated as of the close of trading (normally 4:00 p.m. Eastern time) on each business day on which the New York Stock Exchange is open for trading ("Business Day"). The NAV of each class is calculated separately by dividing the value of the total assets of the class (including dividends and interest accrued but not yet received) minus liabilities of the class (including accrued expenses) by the total number of outstanding shares of the class. Purchases and redemptions of Class A and Class C shares of the Fund will be made at the NAV next calculated after an order is received by the Fund in proper form, plus any applicable sales charge. Because the value of the Fund's investment portfolio changes every Business Day, the NAV usually changes as well.


     The Fund's assets are generally valued at their market value. If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the adviser may value the Fund's assets according to policies approved by the Fund's Board of Trustees. For example, if trading in a particular stock is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's good faith pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     DIVIDENDS AND DISTRIBUTIONS. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     TAXES. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. Dividends normally will be distributed by the Fund on an annual basis.

     The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when a Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:


SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES FOR TAXABLE ACCOUNTS

     The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").


TYPE OF TRANSACTION                                          TAX STATUS
-------------------                                          ----------


Qualified dividend income                                    Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions                    Ordinary income rate

Net long-term capital gain distributions                     Generally maximum 15% on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                                Gains taxed at generally maximum 15%
more than one year                                           on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                                Gains are taxed at the same rate as ordinary income;
for one year or less                                         losses are subject to special rules

                                                             *For gains realized between May 6, 2003 and December 31,
                                                              2008.



     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

     If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

     If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

     BECAUSE YOUR TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE AND LOCAL TAX CONSEQUENCES.



                             MANAGEMENT OF THE FUND

     Sparrow Capital Management Incorporated, 225 South Meramec Avenue, Suite 732 Tower, St. Louis, Missouri 63105, manages the Fund's investments. The adviser is an independent registered investment adviser and has over $80 million of equity and fixed income assets under management. Clients primarily include high net worth individuals and families, but also include a number of institutional clients such as pension funds. The firm was founded in 1988 and is 100% owned by its President and founder, Gerald R. Sparrow. The primary investment focus of the firm is "core momentum growth stocks" (as defined in "Principal Strategies"). The investment decisions of the Fund are made by the adviser's investment committee, which is primarily responsible for the day-to-day management of the Fund's portfolio.


     The Fund is authorized to pay the adviser a fee equal to an annual rate of 1.75% each of the average daily net assets of Class A and Class C shares. The adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, 12b-1 fees and expenses of non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the Fund's financial performance for Class A shares for the fiscal years ended August 21, 2000, August 31, 2001, August 31, 2002, August 31, 2003 and August 31, 2004 and for Class C shares for the period November 9, 2000 (commencement of operations) through August 31, 2001 and for the fiscal years ended August 31, 2002, August 31, 2003 and August 31, 2004. The total returns in the table represent the rate that you would have earned (or lost) on an investment in Class A or Class C shares of the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended August 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request and without charge. Prior years' information was audited by McCurdy & Associates, Inc.


              (For a Fund share outstanding throughout the period)

Sparrow Growth Fund - Class A
Financial Highlights


                                           Year ended     Year ended     Year ended      Year ended     Year ended
                                            August 31,     August 31,     August 31,      August 31,     August 31,
                                               2004           2003           2002            2001           2000
Selected Per Share Data
Net asset value, beginning of period         $    10.97     $     10.46   $      11.46    $   17.94        $    13.38
Income from investment operations
   Net investment income (loss)                   (0.14)          (0.11)         (0.09)       (0.18)            (0.30)
   Net realized and unrealized gain (loss)         0.81            0.62          (0.91)       (6.28)             4.86
                                          --------------- -------------- -------------- --------------- -------------
Total from investment operations                   0.67            0.51          (1.00)       (6.46)             4.56
                                          --------------- -------------- -------------- --------------- -------------
 Less Distributions to shareholders:
   From net investment income                      -               -              -              -               -
   From net realized gain                          -               -              -           (0.02)             -
                                          --------------- -------------- -------------- --------------- -------------
Total distributions                                -               -              -           (0.02)             -
                                          --------------- -------------- -------------- --------------- -------------
Net asset value, end of period               $    11.64     $     10.97   $      10.46        11.46        $    17.94
                                          =============== ============== ============== =============== =============
Total Return                                      6.11%            4.88%         (8.73)%     (36.03)%           34.08%


Ratios and Supplemental Data
Net assets, end of period (000)              $ 6,690        $     5,931   $       4,666   $    6,468       $     8,646
Ratio of expenses to average net assets           2.25%            2.29%           2.21%        2.31%            2.50%
Ratio of net investment income to
   average net assets                            (2.00)%         (1.12)%         (0.81)%      (1.31)%          (2.00)%
Portfolio turnover rate                           78.12%         164.65%         218.18%      144.44%          117.57%

                                       17

Sparrow Growth Fund - Class C
Financial Highlights



                                            Year ended     Year ended     Year ended      Year ended
                                            August 31,     August 31,     August 31,      August 31,
                                               2004           2003           2002            2001     (a)
Selected Per Share Data
Net asset value, beginning of period         $    10.78     $     10.30   $      11.40    $   15.40
Income from investment operations
   Net investment income (loss)                   (0.13)          (0.20)         (0.10)       (0.17)
   Net realized and unrealized gain (loss)         0.70            0.68          (1.00)       (3.83)
                                          --------------- -------------- -------------- ---------------
Total from investment operations                   0.57            0.48          (1.10)       (4.00)
                                          --------------- -------------- -------------- ---------------
   From net investment income                      -               -              -              -
   From net realized gain                          -               -              -              -
                                          --------------- -------------- -------------- ---------------
Total distributions                                -               -              -              -
                                          --------------- -------------- -------------- ---------------
Net asset value, end of period               $    11.35     $     10.78   $      10.30        11.40
                                          =============== ============== ============== ===============
Total Return                                       5.29%           4.66%         -9.65%      -25.97%  (b)


Ratios and Supplemental Data
Net assets, end of period (000)              $      227        $    202     $      406     $    316
Ratio of expenses to average net assets            2.75%           2.72%          2.75%        2.72%  (c)
Ratio of net investment income to
   average net assets                            (2.00)%         (2.11)%        (0.98)%      (1.66)%  (c)
Portfolio turnover rate                           78.12%         164.65%        218.18%      144.44%

(a) For the period November 9, 2000 (Commencement of Operations) through August
31, 2001.
(b) For periods of less than a full year, total return is not annualized.
(c) Annualized.


                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of Fund portfolio holdings by the Funds' affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance, and performance results as of the Fund's latest semi-annual or annual fiscal year end. Call the Fund at (888) 727-3301 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.






Investment Company Act File No. 811-08897

                               SPARROW GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2004


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Sparrow Growth Fund dated December 29, 2004. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 1-888-727-3301.


                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUST AND FUND............................................2


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
   AND RISK CONSIDERATIONS...................................................3



CONTINGENT DEFERRED SALES CHARGES............................................4


INVESTMENT LIMITATIONS.......................................................5


THE INVESTMENT ADVISER.......................................................7


TRUSTEES AND OFFICERS........................................................8


PORTFOLIO TRANSACTIONS AND BROKERAGE........................................10


DISCLOSURE OF PORTFOLIO HOLDINGS............................................11


DISTRIBUTION PLANS..........................................................12


PROXY VOTING POLICY.........................................................13


DETERMINATION OF NET ASSET VALUE............................................14


INVESTMENT PERFORMANCE......................................................15


CUSTODIAN...................................................................17


TRANSFER AGENT..............................................................17


ACCOUNTANTS.................................................................18


DISTRIBUTOR.................................................................18


FINANCIAL STATEMENTS........................................................18

                        DESCRIPTION OF THE TRUST AND FUND


     Sparrow Growth Fund (the "Fund") was organized as a series of Sparrow Funds (the "Trust") on July 14, 1998. The Trust is an open-end management diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees.


     The shares of the Fund are divided into two classes, designated Class A and Class C shares. The differing sales charges and other expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. More information concerning the classes of shares of the Fund may be obtained by calling 1-888-727-3301.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.


         As of November 30, 2004, the following persons may be deemed to beneficially own five percent (5%) or more of the Class A shares of the Fund:
Gerald Sparrow, 8933 Lawn,

Brentwood, MO - 8.30%; Stifel, Nicolaus & Co., Inc., 500 Chesterfield Center STE, Chesterfield, MO - 10.40%; Donald J. Zugmaier, 6315 Alpha, Alton IL - 7.23%; Gary M. Busenbark, 151 Busenburk Drive, Farmington, MO - 6.18%; National Investors Services, 55 Water Street, 32nd Floor, New York, NY - 8.74%; and Donaldson, Lufkin, Jennette Securities Corp., Inc., P.O. Box 2052, Jersey City, NJ - 6.05%.

     As of November 30, 2004, the following persons may be deemed to beneficially own five percent (5%) or more of the Class C shares of the Fund:
Rilda J. Bateman, 4661 Sarah Drive, Mason, OH - 11.71%; Bernice C. Arens, 501 North Broadway, St. Louis, MO - 13.80%; Janet A. Micheel, 5119 White Oak Drive, Smithton, IL - 9.70%; Deborah Andrews, 1119 Blendon Place, St. Louis, MO - 6.25%; AJE Limited Partnership, 3703 Stonebridge Drive, Cape Girardeau, MO - 11.78%; Ronald E. Ryterski, 4644 Forest Valley Drive, St. Louis, MO - 17.03%; and Judith F. Ryterski, 4644 Forest Valley Drive, St. Louis, MO - 10.68%.

     As of November 30, 2004, no shareholder owned 25% or more of the Fund.

     As of November 30, 2004, the officers and Trustees as a group beneficially owned 8.30% of the Fund.

     Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     Equity Securities. The Fund invests in common stock and other types of equity securities. Equity securities consist of common stock, preferred stock, and common stock equivalents (such as convertible preferred stock and convertible debentures, rights, and warrants) and investment companies which invest primarily in the above. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price for a specified time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund's adviser will limit the Fund's investment in convertible securities to those rated A or better by Moodys Investors Service, Inc. or Standard & Poor's Rating Group or, if unrated, of comparable quality in the opinion of the Fund's adviser. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

     Equity securities include S&P Depositary Receipts("SPDRs") and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stock included in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments may track the movement of other stock indexes.

     The Fund may invest in foreign equity securities by purchasing American Depository Receipts ("ADRs"). An ADR is a certificate evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (a "U.S. Government obligation") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with U.S. Bank, the Fund's
Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund's adviser to be creditworthy. The Fund's adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.


     Portfolio Turnover. The Fund's portfolio turnover rate decreased from 164.65% for the fiscal year ended August 31, 2003 to 78.12% for the fiscal year ended August 31, 2004. This decrease was due to less trading during the year as a result of holding portfolio securities longer. Lower portfolio turnover also results in lower brokerage commission expenses and potentially fewer distributions to shareholders, helping after-tax returns. The Fund's decreased portfolio turnover was a reflection of market conditions and does not reflect a change in the Adviser's management style.


CONTINGENT DEFERRED SALES CHARGE


     For Class A shares, a contingent deferred sales charge ("CDSC") of 1.00%, based on the lower of the shares' cost and current net asset value, will be imposed on purchases of $1 million or more, or purchases by qualified retirement plans with at least 200 eligible employees, if the shares are redeemed within eighteen months of purchase.


     For Class C shares, a CDSC of 2.50%, based on the lower of the shares' cost and current net asset value, will be imposed on redemptions of shares within two years of purchase.



     No CDSC is imposed on shares of any class subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefore, or (ii) resulted from reinvestment of a distribution on CDSC Shares. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.



     The Fund will waive any CDSC on redemptions, (a) in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, (b) for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or,
(c) in the case of living trust accounts, in the event of death or post-purchase disability of the settlor of the trust. Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability,
(2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.


INVESTMENT LIMITATIONS


     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.


     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.


     7. Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.


     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).


     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not engage in borrowing, except as set forth above.


     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.


     4. Illiquid Securities. The Fund will not invest more than 15% of its total assets in illiquid securities.

     5. Options. The Fund will not purchase or sell puts, calls, options or straddles.

     6. Loans. The Fund will not loan its portfolio securities.

     7. Reverse Repurchase Agreements. The Fund will not enter into reverse repurchase agreements.

THE INVESTMENT ADVISER


     The Fund's investment adviser is Sparrow Capital Management Incorporated (the "Adviser"). Gerald R. Sparrow is the controlling shareholder of the Adviser. Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expenses), Rule 12b-1 distribution expenses, fees and expenses of the non-interested person trustees and extra-ordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the fiscal years ended August 31, 2004, August 31, 2003, and August 31, 2002, the Fund paid advisory fees of $126,608, $83,036 and $101,023, respectively.

     The Board of Trustees approved the continuance of the Agreement for the Fund at an in-person meeting held on December 16, 2004. The Trustees reviewed the Adviser's Form ADV Part II and Fund performance information provided by the Adviser, as well as a recent balance sheet and income statement for the Adviser.

     Gerry Sparrow, President of the Fund and the Adviser, responded to the questions posed by Fund counsel in a letter sent to the Adviser prior to the meeting. Mr. Sparrow advised the Board that there had been no code of ethics violations for the past year and there was no pending litigation involving the Adviser. The Trustees were provided with a chart setting forth the Fund's performance for the year-to-date, past 3 months, and past one year. The Trustees noted that in Morningstar's Large Blend Category, the Fund was ranked in the top tenth percentile (top 140 out of 1,400 funds in the category). After further discussion, it was the consensus of the Trustees that, considering all pertinent factors, the continuance of the Management Agreement was appropriate.

     The Adviser retains the right to use the name "Sparrow" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Sparrow" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.


     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     The Board of Trustees initially approved the Agreement based on the advisory fees, the Adviser's willingness to pay Fund expenses, and the Adviser's expertise in selecting growth stocks.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.


========================== ============ ============== ============================ ===================== ==============
Name, Address, and Age     Position(s)  Term of Office Principal Occupation(s)      Number of Portfolios  Other
                           Held with    and Length of  During Past 5 Years          in Fund Complex       Directorships
                           Fund         Time Served                                 Overseen by Director  Held by
                                                                                                          Director
-------------------------- ------------ -------------- ---------------------------- --------------------- --------------
Richard N. Priest          Trustee      Indefinite     Vice President (Retired)              1            South Side
132 N. Newstead Avenue                  Term; since    of the New York Stock                              Day Nursery
St. Louis, MO  63108                    2003           Exchange
Year of Birth: 1931
-------------------------- ------------ -------------- ---------------------------- --------------------- --------------


-------------------------- ------------ -------------- ---------------------------- --------------------- --------------
                           Trustee      Indefinite     President of Robinson,                1            None
Donald D. Woodruff                      Term; served   Inc. a retail (sales of
134 Chardonay                           4 yrs.         hearing aids) company from
St. Louis, MO  63031                                   June 1992 through present.
Year of Birth: 1956
========================== ============ ============== ============================ ===================== ==============



     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


============================ ============== =============== =============================== ================= =================
Name, Address, and Age       Position(s)    Term of         Principal Occupation(s)         Number of         Other
                             Held with      Office and      During Past 5 Years             Portfolios in     Directorships
                             Fund           Length of                                       Fund Complex      Held by Director
                                            Time Served                                     Overseen by
                                                                                            Director
---------------------------- -------------- --------------- ------------------------------- ----------------- -----------------
Gerald R. Sparrow*           Trustee,       Indefinite      Director, President,                   1          None
225 S. Meramec Avenue, #732  President ,    Term; served    Secretary, and Treasurer of
St. Louis, MO  63105         Secretary,     4 yrs.          Sparrow Capital Management
Year of Birth: 1959          Treasurer                      Incorporated; President of
                             and Interim                    Buford Dickson Harper
                             Chief                          Sparrow, an advisory company;
                             Compliance                     General partner of Sparrow
                             Officer Fund                   L.P., an advisory company.
============================ ============== =============== =============================== ================= =================


     The following table contains information for each Trustee regarding equity securities beneficially owned by a Trustee in the Fund or in any registered investment companies overseen by the Trustee within the same family of investment companies as the Fund determined as of December 31, 2003.

===================================== =========================== ====================================================
                                       Dollar Range of Equity     Aggregate Dollar Range of Equity Securities in
Name of Director                      Securities in the Fund      All Registered Investment Companies Overseen by
                                                                  Director in Family of Investment Companies
------------------------------------- --------------------------- ----------------------------------------------------
Gerald R. Sparrow                           Over $100,000                Over $100,000
------------------------------------- --------------------------- ----------------------------------------------------
Richard N. Priest                               None                        None
------------------------------------- --------------------------- ----------------------------------------------------
Donald D. Woodruff                              None                        None
===================================== =========================== ====================================================


Fees of independent trustees are Trust expenses. Fees of trustees who are interested persons of the Trust are paid by the Adviser. The compensation paid to the Trustees for the fiscal year ended August 31, 2004 is set forth in the following table.

======================= ==================== ======================= ==================== =======================
Name of Person,         Aggregate            Pension or              Estimated Annual     Total Compensation
Position                Compensation         Retirement Benefits     Benefits Upon        From Trust (the Trust
                        From Fund            Accrued As Part of      Retirement           is not a Fund Complex)
                                             Fund Expenses
----------------------- -------------------- ----------------------- -------------------- -----------------------
Gerald R. Sparrow,           $1,000                   $0                     $0                  $1,000
Trustee, President,
Treasurer and
Interim Chief
Compliance Officer
----------------------- -------------------- ----------------------- -------------------- -----------------------
Richard N. Priest,            $750                    $0                     $0                   $750
Trustee
----------------------- -------------------- ----------------------- -------------------- -----------------------
Donald D. Woodruff,          $1,000                   $0                     $0                  $1,000
Trustee
======================= ==================== ======================= ==================== =======================

     The Trust's audit committee consists of the Independent Directors,  Richard
N. Priest and Donald D. Woodruff. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee held 4 meetings during the fiscal year ended August 31, 2004.


PORTFOLIO TRANSACTIONS AND BROKERAGE


     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. For the fiscal years ended August 31, 2004, the Adviser directed $27,587 brokerage transactions, of which $23,327 were commissions, to brokers due to research services provided to the Fund.


     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.


     To the extent that the Fund and another of the Adviser's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal years ended August 31, 2004, August 31, 2003 and August 31, 2002, the Fund paid brokerage commissions of $27,587 $54,196 and $57,555, respectively.

     The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.


DISCLOSURE OF PORTFOLIO HOLDINGS


     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

     From time to time, the Fund may disclose its portfolio holdings to third-parties who provide services to the Fund if such information is necessary to the provision of the services (e.g., to a rating agency for use in developing a rating or to data reporting platforms). The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. When made, such disclosures will be made subject to a requirement that the service provider keeps such information confidential. In addition, the Fund will prohibit the service provider from trading in the Fund's shares while in possession of such information.

     The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio securities without the specific approval of the Board. Except as provided above, the Fund has not entered into any arrangements with any person to disclose its portfolio holdings. The Fund's Adviser will submit any arrangement pursuant to which the Adviser intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine that it is in the best interest of Fund shareholders.

     In addition, the policies and procedures adopted by the Trustees on behalf of the Fund prohibit the Adviser or any other affiliated person from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.

DISTRIBUTION PLANS

     The Fund has adopted Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class A shares and Class C shares. Under the Class A Plan, the Fund is authorized to incur distribution expenses at maximum annual rate of 0.50% of the average daily net assets of the Fund for Class A shares. The expenses may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Trust regarding the purchase of Fund shares, that hold shares of the Fund in omnibus accounts or as shareholders of record, or provide shareholder support or administrative services; (b) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (c) costs of formulating and implementing marketing and promotional activities; (d) costs of preparing, printing and distributing sales literature; and (e) costs of implementing and operating the Distribution Plans. The Adviser receives 0.50% of Class A shares and 0.75% of Class C shares for the distribution services described above. The remaining 0.25% of Class C shares is paid by the adviser to various financial or processing organizations for providing shareholder services. The Plans are designed to promote the sale of shares of the Fund.



     During the fiscal year ended August 31, 2004, the Fund paid 12b-1 fees of $35,046 and $2,256 under the Class A and Class C Distribution Plans, respectively. Of these amounts, approximately $12,542 and $693, respectively, was spent to compensate broker-dealers. The postage expense under Class C totaled $5,333, of the total, $1,563 was paid by the Fund and $3,770 was paid by the Adviser, respectively.
The sales and marketing salaries and benefits totaled $72,000, of the total, $22,504 was paid by the Fund and $49,496 was paid by the Adviser, respectively.

     The Trustees expect that each Plan will significantly enhance the Fund's ability to distribute its shares. These Plans are compensation plans. The Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of each Plan and the related agreements must be approved by the Trustees annually, in the same manner, and either Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under a Plan must be approved by a majority of the outstanding shares of the applicable class of the Fund, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

PROXY VOTING POLICY

     The Fund and the Adviser have adopted a Proxy Voting Policy reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Policy adopted by the Fund delegates proxy voting to the Adviser, subject to the supervision of the Board of Trustees.

     The Adviser's policy provides that the Adviser will review proxy issues on a company-by-company basis and analyze the economic impact these issue may have on the Fund's investment objective. The Policy also states that Adviser will give great weight to the views of management only when the issues involved will not have a negative impact on investor values. The policy outlines specific factors that the Adviser will consider in deciding how to vote proxies relating to, among other things, director elections, corporate governance, executive compensation, shareholder rights and social and environmental issues. For example, the Adviser's policy provides that it will vote in favor of director nominees, especially nominees that are independent of management, that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. The Adviser's policy provides that it will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the Adviser believes that the board has demonstrated that it is taking or proposes to take measures designed to improve the company's poor performance, nor will the Adviser vote to elect directors who fail to attend at least 75% of board meetings or who are involved in SEC or criminal enforcement actions to the Adviser's knowledge. The policy also provides that the Adviser generally will vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Under the Fund's and Adviser's policies, if any potential conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must disclose the conflict to the Fund's Board of Trustees and vote the proxy in accordance with the Board's instructions.

You may obtain a copy of the Proxy Voting Policy free of charge by calling (888) 727-3301 to request a copy, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204,
Attn: Proxy Voting Compliance Officer. A copy of the Policy will be mailed to you within three days of receipt of your request. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th , effective beginning June 30, 2004, will be filed by the Fund with the SEC on new Form N-PX. You may obtain a copy of the Proxy Voting Policy or the Fund's proxy voting record free of charge upon request to the Fund, at the toll free number and address above, or from Fund documents filed with the SEC and available on the SEC's web site at www.sec.gov.

DETERMINATION OF NET ASSET VALUE

     The net asset value of each class of shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. The Board of Trustees annually approves the pricing service used by the Fund's administrator. An independent trustee is available to assist the administrator's pricing committee if issues arise. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser subject to guidelines approved by the Board of Trustees. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.


     Fixed income securities are valued by a pricing service when the Adviser believes such prices are accurate and reflect the fair market value of such securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.


     The Fund's Prospectus, in the section "How to Buy Shares" describes certain types of investors for whom sales charges will be waived. The Trustees have determined that the Fund incurs no appreciable distribution expenses in connection with sales to these investors and that it is therefore appropriate to waive sales charges for these investors.

     The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:


                  Net Assets                    =  Net Asset Value Per Share
                  ------------------
                  Shares Outstanding


     An example of how the Fund calculated its net asset value per share as of the fiscal year ended August 31, 2004 is as follows:


Class A Share:


                  $6,690,245      =  $11.64
                  -------------
                    574,899


Class C Share:


                  $226, 543     =   $11.35
                  -------------
                    19,961


ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of August 31, 2004, the Fund had capital loss carryforwards of $1,387,186, of which $312,937 expires in 2009, $441,171 expires in 2010 and $633,078 expires in 2011.


INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P (1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on distributions)
                  n        =        number of years
                  ATVD              ending value at the end of the  applicable  period of the  hypothetical  $1,000 investment made at the beginning of the
                                    applicable period, after taxes on fund
                                    distributions but not after taxes on
                                    redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus
(including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on distributions and redemption)
                  n        =        number of years
                  ATVDR             ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment
                                    made at the beginning of the applicable
                                    period, after taxes on fund distributions
                                    and redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


CUSTODIAN


     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


TRANSFER AGENT



     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, Unified, in its capacity as Fund administrator, provides the Fund with certain monthly reports, record-keeping and other management-related services. For its services as administrator, Unified receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund's average daily net assets subject to an annual minimum fee of $18,000. For the fiscal years ended August 31, 2004, August 31, 2003, and August 31, 2002, Unified received $21,200, $68,111, and $22,996, respectively, from the Adviser for its services as administrator.



ACCOUNTANTS


     The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250 Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending August 31, 2005. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, is the principal underwriter and exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS


     The financial statements and independent auditor's report required to be included in the statement of additional information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the period ended August 31, 2004. The Trust will provide the Annual Report without charge by calling the Fund at (888)-727-3301.

PART C. OTHER INFORMATION

Item 23. Exhibits

Item 23. Exhibits
         --------

(1) (a) Financial Statements included in Part A: Financial Highlights Table for the Fund.

     (b) Financial Statements included in Part B: Audited Financial Statements for the Fund.

(2)  (a)  Articles  of  Incorporation.   Copy  of  Registrant's   Agreement  and
Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

     (b) By-laws. Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

     (c) Instruments Defining Rights of Security Holders. None.

     (d) Investment Advisory Contracts. Copy of Registrant's Management Agreement with Sparrow Capital Management Incorporated, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

     (e) Underwriting Contracts.

          (i) Copy of Registrant's Distribution Agreement with Unified Financial Securities, Inc. (formerly Unified Management Corporation), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

          (ii) Copy of Registrant's form of Dealer Agreement, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

     (f) Bonus or Profit Sharing Contracts. None.

     (g) Custodian Agreement. Copy of Registrant's Agreement with the Custodian,
     U.S.  Bank,   N.A.,   which  was  filed  as  an  Exhibit  to   Registrant's
     Pre-Effective Amendment No. 1, is hereby incorporated by reference.

     (h) Other Material Contracts. None.

     (i) Legal Opinion and Consent. None

     (j) Consent of Independent Auditors. Consent of McCurdy & Associates, C.P.A.'s, Inc. is filed herewith.

     (k) Omitted Financial Statements. None.

     (l) Initial Capital Agreements. Copy of Letter of Initial Stockholders, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

     (m) 12b-1Plan.

          (i) Copy of the Sparrow Funds Distribution Plan (for Class A), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

          (ii) Copy of the Class C Plan of Distribution which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

     (n) Rule 18f-3 Plan. Copy of the Sparrow Fund's Multiple Class Plan pursuant to Rule 18f-3 which was filed as an Exhibit to Registrant's Post-Effective Amendment No.2, is hereby incorporated by reference.

     (o) Reserved.


     (p) (i) Code of Ethics. Copies of the revised Code of Ethics for the Sparrow Funds and Sparrow Capital Management Incorporated which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

          (ii) Code of Ethics for Senior Executive Officers is filed herewith.


Item 24.   Persons Controlled by or Under Common Control with the Registrant -
           None.

Item 25.   Indemnification

     (a) Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     (b) The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

     (c) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

     (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

     Sparrow Capital Management Incorporated ("Sparrow"), 225 S. Meramac Ave., Suite 732 Tower, St. Louis, MO 63105, adviser to Sparrow Funds, is a registered investment adviser. Information with respect to each officer and member of Sparrow is incorporated by reference to Schedule A of Part I of Form ADV filed by it with the NASD's CRD/IARD system under the Investment Advisers Act of 1940, as amended (File No. 801-42906).

Item 27.  Principal Underwriters


          (a) Unified Financial Securities, Inc. serves as the principal underwriter for the Trust. Unified Financial also serves as principal underwriter for the following investment companies: AmeriPrime Advisors Trust, AmeriPrime Funds, Unified Series Trust, CCMI Funds, AmeriPrime Advisors Trust, AmeriPrime Funds, Ancora Funds, CCMI Funds, Julius Baer Investment Funds, Lindbergh Funds, Milestone Funds, Runkel Funds, TrendStar Investment Trust, TANAKA Funds, Inc, and Weldon Capital Funds, Inc.

          (b) Information with respect to each director and officer of Unified Financial Securities, Inc. is incorporated by reference to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934 (File No. 8-23508). No director or officer of Unified holds any position with the Fund.

          (c) Not applicable.

Item 28. Location of Accounts and Records

              Unified Fund Services, Inc.
              431 N. Pennsylvania  Street
              Indianapolis, IN 46204

              Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).


              U.S. Bank, N.A.
              425 Walnut Street
              Cincinnati, OH 45202

              Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3).

              Unified Financial Securities, Inc.
              431 N. Pennsylvania Street
              Indianapolis, IN  46204

              Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d).

              Sparrow Capital Management
              225 S. Meramac Ave., Suite 732 Tower
              St. Louis, MO 63105

              Will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f).

Item 29. Management Services Not Discussed in Parts A or B

              None.

Item 30. Undertakings.

               Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the 1940 Act, as though Section 16(c) applied.

               Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

               Registrant hereby undertakes to carry out all indemnification provisions of its Articles of Incorporation in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

               Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to directors, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by
               controlling   precedent,   submit  to  a  court  of
               appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis, State of Missouri, on the 28 day of December, 2004.

                                  Sparrow Funds

                                  By /s/ Gerald R. Sparrow
                                   -----------------------
                                   Gerald R. Sparrow
                                   Chairman, President, Treasurer and Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on December 28, 2004.


/s/ Gerald R. Sparrow
-------------------------------------------
Gerald R. Sparrow
Trustee, President, Treasurer and Secretary


/s/ Richard Priest
--------------------------------------------
Richard Priest
Trustee

/s/ Donald D. Woodruff
--------------------------------------------
Donald D. Woodruff
Trustee

                                  EXHIBIT INDEX





1.       Consent of Cohen McCurdy, Ltd............................EX-99.j